                                                               EXECUTION VERSION

                      GMAC COMMERCIAL MORTGAGE CORPORATION,
                                 Master Servicer

                                       and

                                 CWCapital LLC,
                                Primary Servicer

                             SUB-SERVICING AGREEMENT

                           Dated as of January 1, 2006

          Commercial Mortgage Pass-Through Certificates, Series 2006-C1

                                                                            PAGE
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ARTICLE I DEFINITIONS....................................................     1
   Section 1.01.   Defined Terms.........................................     1
ARTICLE II REPRESENTATIONS AND WARRANTIES................................     1
   Section 2.01.   Representations and Warranties of the Master
                      Servicer...........................................     1
   Section 2.02.   Representations and Warranties of the  Primary

   Section 3.03.   Collection of Taxes, Assessments and Similar Items;
                      Servicing Accounts and Reserve Accounts............     5
   Section 3.04.   Certificate Account and Serviced Whole Loan Custodial
                      Account Remittances................................     5
   Section 3.05.   Permitted Withdrawals From the Primary Servicer
                      Account and Companion Servicer Account.............     6
   Section 3.06.   Primary Servicer Account, Companion Servicer Account
                      and Investment of Funds............................     6
   Section 3.07.   Maintenance of Insurance Policies; Errors and
                      Omissions and Fidelity Coverage....................     7
   Section 3.08.   Enforcement of Due-On-Sale Clauses; Assumption

   Section 3.14.   Transfer of Servicing between Master Servicer and

                                        i

                                   (CONTINUED)

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   Section 3.20.   Annual Reports on Assessment of Compliance with
                      Servicing Criteria.................................    12
   Section 3.21.   Annual Independent Public Accountants' Servicing

   Section 6.01.   Termination Upon Repurchase or Liquidation of All
                      Mortgage Loans.....................................    17
ARTICLE VII REMIC PROVISIONS.............................................    17
   Section 7.01.   Preservation of the REMICs............................    17
ARTICLE VIII MISCELLANEOUS PROVISIONS....................................    17
   Section 8.01.   Pooling and Servicing Agreement Provisions;

                                       ii

                                   (CONTINUED)

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                                    EXHIBITS

EXHIBIT A - Mortgage Loan Schedule
EXHIBIT B - Form of CMSA Reports
EXHIBIT C - Form of Primary Servicer Reports
EXHIBIT D - Form of Account Certification
EXHIBIT E - Form of Remittance Report
EXHIBIT F - Form of Bank Reconciliation
EXHIBIT G - Task Description
EXHIBIT H - Consent Procedures and Compensation

                                       iii

          This Sub-Servicing Agreement (this "Agreement") is dated and effective as of January 1, 2006 by and between GMAC COMMERCIAL MORTGAGE CORPORATION, as
Master Servicer (the "Master Servicer"), and CWCapital LLC, as Primary Servicer
(the "Primary Servicer").

                             PRELIMINARY STATEMENT:

     GMAC Commercial Mortgage Securities, Inc. (the "Depositor") has sold commercial mortgage pass-through certificates (collectively, the
"Certificates"), issued in multiple classes (each, a "Class"), which in the aggregate evidence the entire beneficial ownership interest in the trust fund
(the "Trust Fund") created under a Pooling and Servicing Agreement, dated as of
January 1, 2006 (the "Pooling and Servicing Agreement"), by and among the
Depositor, the Master Servicer, CWCapital Asset Management LLC, as special servicer (the "Special Servicer"), and Wells Fargo Bank, N.A., as trustee (the
"Trustee").

     The mortgage loans included in the Trust Fund, together with certain other mortgage loans, will be serviced pursuant to the Pooling and Servicing
Agreement. The Master Servicer and the Primary Servicer desire to confirm their arrangement whereby the Primary Servicer will fulfill certain of the Master
Servicer's obligations under the Pooling and Servicing Agreement.

          In consideration of the mutual agreements herein contained, the Master
Servicer and the Primary Servicer agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

     SECTION 1.01. Defined Terms.

          Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Pooling and Servicing
Agreement. The term "Mortgage Loan" as used herein shall mean the Mortgage Loans specified on Exhibit A hereto, including the James Center Companion Loan.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     SECTION 2.01. Representations and Warranties of the Master Servicer.

          GMAC Commercial Mortgage Corporation ("GMACCM"), in its capacity as
Master Servicer, hereby represents and warrants to the Primary Servicer, as of the date hereof, that:

          (i) GMACCM is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and the Master
     Servicer is in compliance with the laws of each State in which any
     Mortgaged Property securing a

     Mortgage Loan covered hereby is located to the extent necessary to perform its obligations under this Agreement.

          (ii) The execution and delivery of this Agreement by GMACCM, and the performance and compliance with the terms of this Agreement by GMACCM, will not violate GMACCM's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

          (iii) GMACCM has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of GMACCM, enforceable against GMACCM in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (v) GMACCM is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this
     Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in
     GMACCM's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of GMACCM to perform its obligations under this Agreement or the financial condition of GMACCM.

          (vi) No litigation is pending or, to the best of GMACCM's knowledge, threatened against GMACCM the outcome of which could reasonably be expected to prohibit GMACCM from entering into this Agreement or, in GMACCM's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of GMACCM to perform its obligations under this
     Agreement or the financial condition of GMACCM.

     SECTION 2.02. Representations and Warranties of the Primary Servicer.

          (a) The Primary Servicer hereby represents and warrants to the Master
Servicer, as of the date hereof that:

          (i) The Primary Servicer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of
Massachusetts, and the Primary Servicer is in compliance with the laws of each
State in which any Mortgaged Property securing a Mortgage Loan covered hereby is located to the extent necessary to perform its obligations under this Agreement.

          (ii) The execution and delivery of this Agreement by the Primary
Servicer, and the performance and compliance with the terms of this Agreement by the Primary Servicer, will not violate the Primary Servicer's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

          (iii) The Primary Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Primary Servicer, enforceable against the Primary
Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (v) The Primary Servicer is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the
Primary Servicer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Primary Servicer to perform its obligations under this Agreement or the financial condition of the Primary
Servicer.

          (vi) No litigation is pending or, to the best of the Primary
Servicer's knowledge, threatened against the Primary Servicer the outcome of which could reasonably be expected to prohibit the Primary Servicer from entering into this Agreement or, in the Primary Servicer's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Primary Servicer to perform its obligations under this Agreement or the financial condition of the Primary Servicer.

          (vii) The Primary Servicer is covered by errors and omission insurance in the amounts and with the coverage required by Section 3.07 of the Pooling and
Servicing Agreement.

          (viii) There is no event, condition or circumstance in existence that constitutes (or, with notice or lapse of time, or both, would constitute) an
Event of Default on the part of the Primary Servicer.

          (b) Upon its discovery or receipt of notice of any missing or defective document relating to a Mortgage File, the Primary Servicer shall notify the Master Servicer.

     SECTION 2.03. Notice of Breach of Representations and Warranties.

          Upon discovery by either of the parties hereto of a breach of any of the representations and warranties set forth in Sections 2.01 and 2.02(a) above, which materially and adversely affects the interests of Certificateholders or the other party, the party discovering such breach shall give prompt written notice to the other party.

     SECTION 2.04. Retention of Servicing Files.

          The Primary Servicer will retain custody of the Servicing Files relating to the Mortgage Loans serviced hereunder and shall maintain such files as required under the Pooling and Servicing Agreement. If the Master Servicer
receives any documents relating to a Mortgage Loan that, to the knowledge of the
Master Servicer, have not been delivered to the Primary Servicer, the Master
Servicer shall provide copies of such documents to the Primary Servicer.

                                  ARTICLE III

                 ADMINISTRATION AND SERVICING OF THE TRUST FUND

     SECTION 3.01. Primary Servicer to Act as Primary Servicer.

          (a) The Primary Servicer shall diligently service and administer the
Mortgage Loans listed on Exhibit A hereto, on behalf of the Trustee and in the best interests of and for the benefit of the Certificateholders and, with respect to the James Center Companion Loan, the related Serviced Companion Loan
Holder (as a collective whole) (as determined by the Primary Servicer in its good faith and reasonable judgment) in accordance with (i) any and all applicable laws, (ii) the express terms of this Agreement and the Pooling and
Servicing Agreement, including Section 3.01 of the Pooling and Servicing
Agreement, and the terms of the respective Mortgage Loans, (iii) with respect to the James Center Whole Loan, the James Center Intercreditor Agreement, and (iv),
to the extent consistent with the foregoing, the Servicing Standard
(substituting "Primary Servicer" for "Master Servicer" in the definition thereof). In addition, without limiting the generality of the foregoing, the
Primary Servicer shall take all necessary action to continue, and, if necessary, to comply with amendments to Article 9 of the UCC, file and refile all UCC
Financing Statements in favor of the mortgagee of the Mortgage Loans in favor of any assignee prior to the expiration of such UCC Financing Statements or the expiration of the applicable transition period, as applicable, in accordance with procedures and requirements determined by Master Servicer and communicated to Primary Servicer from time to time.

          (b) Subject only to the Servicing Standard, applicable law, the terms of this Agreement and of the respective Mortgage Loans, the Primary Servicer shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable and which do not conflict with the Pooling and
Servicing Agreement.

          (c) The allocation of certain servicing tasks between the Master
Servicer and the Primary Servicer shall be as set forth in Exhibit G.

          (d) The circumstances under which any consent of the Master Servicer is required for certain modifications or waivers of the Mortgage Loan terms, as well as the allocation of compensation for such modifications or waivers, shall be as set forth on Exhibit H.

     SECTION 3.02. Collection of Mortgage Loan Payments.

          With respect to each of the Mortgage Loans serviced hereunder, the
Primary Servicer hereby agrees to fulfill all of the obligations of the Master
Servicer set forth in Section 3.02(a) of the Pooling and Servicing Agreement
with respect to the collection of Mortgage Loan payments as if the Primary
Servicer were the Master Servicer thereunder, provided, however, that nothing herein contained shall be construed as an express or implied guaranty by the
Primary Servicer of the collectability of the Mortgage Loans.

     SECTION 3.03. Collection of Taxes, Assessments and Similar Items; Servicing
Accounts and Reserve Accounts.

          With respect to the Mortgage Loans serviced hereunder, the Primary
Servicer hereby agrees to fulfill all of the obligations of the Master Servicer set forth in Section 3.03 of the Pooling and Servicing Agreement with respect to the collection of taxes, assessments and similar items, other than the obligation to make any Servicing Advances, and shall establish, service and administer the Servicing Accounts as required by Section 3.03 as if the Primary
Servicer were the Master Servicer thereunder. The Primary Servicer shall deliver to the Master Servicer by the 10th Business Day following the end of each calendar quarter a report for the most recently ended quarter substantially in the format set forth in Exhibit C hereto. The Primary Servicer shall not make any Servicing Advances and shall notify the Master Servicer of any necessary
Servicing Advances at least 5 days prior to the required date of disbursement and request that the Master Servicer make such Servicing Advances. The creation of any Servicing Account shall be evidenced by a certification in the form of
Exhibit D attached hereto and a copy of such certification shall be furnished to the Master Servicer as of the Closing Date and thereafter to the Master Servicer upon any transfer of any Servicing Account.

     SECTION 3.04. Certificate Account and Serviced Whole Loan Custodial Account
Remittances.

          (a) With respect to the Mortgage Loans serviced hereunder other than the James Center Companion Loan, the Primary Servicer shall remit, from the
Primary Servicer Account (defined below), all deposits into the Certificate
Account required to be made under Section 3.04(a) of the Pooling and Servicing
Agreement by the Master Servicer, other than Sections 3.04(a)(vi) (advances) and
3.04(a)(ix) (FNB loan). The Primary Servicer shall remit to the Master Servicer for deposit into the Certificate Account all funds received with respect to each
Mortgage Loan serviced hereunder on the second Business Day prior to the Master
Servicer Remittance Date (the "Primary Servicer Remittance Date") or the next payment date for such late payment date loans. The Primary Servicer shall deposit all such remittances to the Certificate Account by 2:00 p.m. (New York
time) of the applicable date set forth above.

          (b) With respect to the James Center Companion Loan, the Primary
Servicer shall remit, from the Companion Servicer Account (defined below), all deposits into the Serviced

Whole Loan Custodial Account required to be made under Section 3.04(g) of the
Pooling and Servicing Agreement by the Master Servicer, other than Sections
3.04(g)(vi) (advances), 3.04(g)(viii) (Hershey loan) and 3.04(g)(ix) (Seven
Springs loan).

          (c) In addition, the Primary Servicer shall deliver a remittance report, in the format shown in Exhibit E, to the Master Servicer by 2:00 p.m.
(New York time) on the day of any such remittance and a reconciliation between the Primary Servicer Account, the Companion Servicer Account and such remittances, in the format shown in Exhibit F.

     SECTION 3.05. Permitted Withdrawals From the Primary Servicer Account and
Companion Servicer Account.

          (a) With respect to the Mortgage Loans serviced hereunder other than the James Center Companion Loan, the Primary Servicer may make withdrawals from the Primary Servicer Account, to the same extent as set forth in Section 3.05(a)
(i), (ii), (xii), (xiv), (xvi), (xvii) and (xviii) of the Pooling and Servicing
Agreement with respect to the Certificate Account, to pay itself unpaid fees as if the Primary Servicer were the Master Servicer thereunder.

          (b) With respect to the James Center Companion Loan, the Primary
Servicer may make withdrawals from the Companion Servicer Account, to the same extent as set forth in Section 3.05(g) (i), (ii), (x), (xi), (xii), (xvi),
(xviii) and (xix) of the Pooling and Servicing Agreement with respect to the
Serviced Whole Loan Custodial Account, to pay itself unpaid fees as if the
Primary Servicer were the Master Servicer thereunder

          (c) The Primary Servicer shall keep and maintain separate accounting records, on a loan-by-loan and property-by-property basis when appropriate, in connection with any withdrawal from the Primary Servicer Account and the
Companion Servicer Account pursuant to this Section 3.05.

     SECTION 3.06. Primary Servicer Account, Companion Servicer Account and
Investment of Funds.

          (a) The Primary Servicer shall establish and maintain an account (the
"Primary Servicer Account") in which the Primary Servicer shall deposit or cause to be deposited on a daily basis all amounts it receives in respect of the
Mortgage Loans serviced hereunder other than the James Center Companion Loan prior to the Primary Servicer's remitting all such amounts to the Certificate
Account, in accordance with Section 3.04 hereof. The Primary Servicer Account shall be entitled: CWCapital LLC, as Primary Servicer for GMAC Commercial
Mortgage Corporation GMACCM 2006-C1 Master Servicer, for the benefit of holders of GMAC Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through
Certificates Series 2006-C1, Primary Servicer Account. The Primary Servicer
Account shall not contain other funds respecting payments on mortgage loans belonging to the Primary Servicer.

          (b) The Primary Servicer shall establish and maintain an account (the
"Companion Servicer Account") in which the Primary Servicer shall deposit or cause to be deposited on a daily basis all amounts it receives in respect of the
James Center Companion Loan prior to the Primary Servicer's remitting all such amounts to the Serviced Whole Loan Custodial Account in accordance with Section
3.04 hereof. The Serviced Whole Loan Custodial Account

shall be entitled: CWCapital LLC, as Primary Servicer for GMAC Commercial
Mortgage Corporation GMACCM 2006-C1 Master Servicer, for the benefit of the
Serviced Companion Loan Holder, Companion Servicer Account. The Companion
Servicer Account shall not contain other funds respecting payments on mortgage loans belonging to the Primary Servicer or serviced by it on behalf of others.

          (c) The Primary Servicer shall cause the funds held in the Primary
Servicer Account and the Companion Servicer Account to be invested in Permitted
Investments and subject to the requirements of Section 3.06 of the Pooling and
Servicing Agreement (construed as if the Primary Servicer Account and Companion
Servicer Account each constitutes an "Account" thereunder and the Primary
Servicer constitutes the "Master Servicer" thereunder). Interest and investment income realized on funds in the Primary Servicer Account and the Companion
Servicer Account, during the period in which such funds are held in the Primary
Servicer Account or Companion Servicer Account, as applicable, shall be for the sole and exclusive benefit of the Primary Servicer. In the event that any loss shall be incurred in respect of any Permitted Investment on deposit in the
Primary Servicer Account and Companion Servicer Account, the Primary Servicer
shall deposit therein, no later than the end of the Collection Period during which loss was incurred, without right of reimbursement of the amount of the loss with respect to the Primary Servicer Account or Companion Servicer Account,
as applicable, for such Collection Period to the extent the Master Servicer is responsible for such loss under the Pooling and Servicing Agreement. The creation of any Primary Servicer Account or Companion Servicer Account shall be evidenced by a certification in the form of Exhibit D attached hereto and a copy of such certification shall be furnished to the Master Servicer by the Closing
Date and thereafter to the Master Servicer upon any transfer of the Primary
Servicer Account or Companion Servicer Account. Each of the Primary Servicer
Account and the Companion Servicer Account shall be an Eligible Account.

     SECTION 3.07. Maintenance of Insurance Policies; Errors and Omissions and
Fidelity Coverage.

          The Primary Servicer shall, with respect to the Mortgage Loans serviced hereunder, cause to be maintained all insurance required to be maintained by the Master Servicer pursuant to Section 3.07 of the Pooling and
Servicing Agreement and shall otherwise fulfill all of the obligations of the
Master Servicer required thereunder including, without limitation, consulting with the Rating Agencies and the Controlling Class as specified in Section 3.07 regarding insurance requirements. To the extent the Mortgage Loan documents provide the lender with discretion to dictate the insurance the Mortgagor is required to maintain, the Primary Servicer shall impose such insurance requirements as are consistent with the Servicing Standard and are required by the Pooling and Servicing Agreement. The Primary Servicer agrees that it shall promptly notify the Master Servicer in writing if the Mortgagor fails to maintain any of the insurance that the Primary Servicer determines would be required by the foregoing standards. The Primary Servicer agrees to make a written request to the Master Servicer to make a Servicing Advance for the cost of the premium due with respect to any insurance that the Primary Servicer has determined must be forced-placed and to promptly force place such insurance upon the Master Servicer making such Advance. The Master Servicer agrees to make such
Servicing Advance to the extent the Master Servicer determines such Advance would not constitute a Nonrecoverable Advance. The Primary Servicer shall provide the Master Servicer

with any information reasonably requested to enable the Master Servicer to determine if such Advance would be a Nonrecoverable Advance. The Primary
Servicer agrees that the Master Servicer shall be entitled to rely on the
Primary Servicer's analysis with respect to whether any insurance is required to be force placed in accordance with the Servicing Standard and the Pooling and
Servicing Agreement, and upon request, shall provide the Master Servicer with a written summary of such analysis. The obligations of the Primary Servicer shall also include maintaining for itself a fidelity bond and errors and omissions insurance, as if the Primary Servicer were the Master Servicer thereunder, and such fidelity bond and errors and omissions insurance shall be maintained in accordance with Section 3.07 of the Pooling and Servicing Agreement. The Primary
Servicer shall forward to the Master Servicer a certificate of insurance with respect to its fidelity bond and Errors and Omissions coverage by the Closing
Date and annually thereafter. The Primary Servicer shall cause the Master
Servicer to be a certificateholder or additional loss payee on any policy currently in place or procured pursuant to the requirements of this Section
3.07.

     SECTION 3.08. Enforcement of Due-On-Sale Clauses; Assumption Agreements;
Subordinate Financing; Defeasance.

          The Primary Servicer shall notify the Master Servicer upon receiving all Mortgagor requests for defeasance promptly, but not more than five (5)
Business Days following such receipt. The Primary Servicer shall process and comply with Section 3.08 in regards to all actions set forth in this section of the Pooling and Servicing Agreement in accordance with Exhibit H to this
Agreement. The Primary Servicer shall deliver to the Master Servicer all original documents relating to any defeasance promptly upon the effectiveness thereof.

     SECTION 3.09. Notice of Adverse Events.

          The Primary Servicer shall promptly notify the Master Servicer in writing upon discovery or receipt of notice by the Primary Servicer of the occurrence of any event that causes, or with notice or the passage of time or both, would result in a Mortgage Loan becoming a "Specially Serviced Mortgage
Loan" as defined in the Pooling and Servicing Agreement.

     SECTION 3.10. Release of Mortgage Files.

          If the Primary Servicer requires for purposes of performing its servicing duties hereunder all or any portion of a Mortgage File, the Primary
Servicer shall request delivery thereof from the Master Servicer in substantially the same manner as the Master Servicer shall be required to make the request from the Trustee and shall otherwise fulfill the obligations of the
Master Servicer under Section 3.10 of the Pooling and Servicing Agreement in respect of such request as if the Primary Servicer were the Master Servicer thereunder. Notwithstanding any other provisions of this Agreement, the Primary
Servicer shall transmit to the Master Servicer, to the extent required by this
Agreement, all documents and instruments relating to the applicable Mortgage
Loan coming into the possession of the Primary Servicer, from time to time and shall account fully to the Master Servicer for any funds received or otherwise collected thereby, including Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. All Mortgage Loan documents and funds collected or held by, or under the control of, the Primary Servicer in respect of the
Mortgage Loans serviced hereunder other than the James Center

Companion Loan, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds or otherwise, including any funds on deposit in the Primary Servicer Account, shall be held by the Primary
Servicer for and on behalf of the Trustee and the Certificateholders and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement and the Pooling and Servicing Agreement.
The Primary Servicer agrees that it shall not create, incur or subject any such
Mortgage Loan documents or any funds that are deposited in the Primary Servicer
Account, the Companion Servicer Account or any escrow account, or any funds that otherwise are or may become due or payable to the Primary Servicer, except to the extent, if any, of the portion of the Mortgage interest therein that is allocable to the Sub-Servicing fee due and payable to the Primary Servicer,
Master Servicer or Trustee, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage Loan documents or any funds collected on, or in connection with, a Mortgage Loan serviced hereunder, except, however, that the Primary Servicer shall be entitled to receive from any such funds any amounts that are properly due and payable to the
Primary Servicer under this Agreement.

     SECTION 3.11. Servicing Compensation.

          (a) The Primary Servicer shall be entitled to receive a sub-servicing fee comprised of the Sub-Servicing Fee set forth on Exhibit A (the "Primary
Fee") in accordance with the terms hereof which fee shall accrue from time to time at the rates set forth on Exhibit A hereto, and shall be computed on the basis of on the same principal amount respecting which any related interest payment due on the related Mortgage Loan is computed.

          (b) Subject to Exhibit H hereto, the Primary Servicer shall, with respect to the Mortgage Loans serviced hereunder, also receive the amount of any charges for beneficiary statements or demands, amounts collected for checks returned for insufficient funds and any similar fees (excluding Prepayment
Premiums), to the extent actually paid by the related Mortgagors and the Master
Servicer is otherwise entitled thereto pursuant to Section 3.11(b) of the
Pooling and Servicing Agreement. As additional compensation, the Primary
Servicer shall, with respect to the Mortgage Loans serviced hereunder, also receive any income received on the investment of funds on deposit in or credited to the Primary Servicer Account and the Companion Servicer Account. The Primary
Servicer shall be entitled to fees for Immaterial Modification requests to the extent the Primary Servicer has processed such request in accordance with
Section 3.13 of this Agreement and Section 3.21 of the Pooling and Servicing
Agreement.

     SECTION 3.12. Inspections; Collection of Financial Statements.

          With respect to the Mortgage Loans serviced hereunder, the Primary
Servicer shall fulfill all of the obligations of the Master Servicer required pursuant to Section 3.12 of the Pooling and Servicing Agreement as if the
Primary Servicer were the Master Servicer thereunder, without right of reimbursement; provided that, (1) the Primary Servicer shall deliver to the
Master Servicer rather than the Trustee or any other of the specified recipients all reports and other items required to be delivered by the Master Servicer to the Trustee or any other specified recipients thereunder; (2) the Primary
Servicer shall deliver all reports in respect of

property inspection and financial statements prepared by or on behalf of the
Primary Servicer within 30 days of preparation or receipt; and (3) all reports prepared by or on behalf of the Primary Servicer in respect of property inspections and financial statements shall be done in the format available, as of the Closing Date, on the CMSA Website, or such other form for the presentation of such information as may from time to time be recommended by the
CMSA for commercial mortgage securities transactions generally and is reasonably acceptable to the Master Servicer and the Primary Servicer.

     SECTION 3.13. Modifications, Waivers, Amendments and Consents.

          With respect to the Mortgage Loans serviced hereunder, the Primary
Servicer shall fulfill all of the obligations of the Master Servicer required pursuant to, and otherwise act in accordance with, Section 3.21 of the Pooling and Servicing Agreement as if the Primary Servicer were the Master Servicer thereunder, subject to the terms specified in Exhibit H.

     SECTION 3.14. Transfer of Servicing between Master Servicer and Special
Servicer; Recordkeeping.

          With respect to the Mortgage Loans serviced hereunder, the Primary
Servicer shall, subject to consent rights of the Master Servicer set forth below, make all determinations and fulfill all of the obligations of the Master
Servicer required pursuant to Section 3.22 of the Pooling and Servicing
Agreement as if the Primary Servicer were the Servicer thereunder.
Notwithstanding the foregoing, the Primary Servicer shall not make a determination that a transfer of servicing to the Special Servicer has occurred without the express written consent of the Master Servicer. The Primary Servicer agrees to provide any information reasonably requested by the Servicer in connection with the Servicer's review of any determinations made by the Primary
Servicer pursuant to this Section 3.14. Additionally, if for any reason the
Master Servicer independently determines in accordance with the Servicing
Standard and the terms of the Pooling and Servicing Agreement that a transfer of servicing to the Special Servicer of any loan serviced hereunder has occurred or should occur, such determination shall control.

     SECTION 3.15. Reports.

          The Primary Servicer shall deliver to the Master Servicer such reports as are described on Exhibit G, within the time frames specified in Exhibit G.

     SECTION 3.16. Access to Information.

          With respect to the Mortgage Loans serviced hereunder, the Primary
Servicer shall fulfill all of the obligations of, and have the same protections afforded to, the Master Servicer required pursuant to Section 3.15 of the
Pooling and Servicing Agreement as if the Primary Servicer were the Master
Servicer thereunder; provided, however, that the Primary Servicer shall not be required to make available information or reports prepared by or entered into by the Special Servicer to the extent such information and reports are not in the possession of the Primary Servicer. Upon reasonable prior notice, the Primary
Servicer shall provide to the Master Servicer access to its books and records related to the servicing of the Mortgage Loans serviced hereunder (including, at the option of the Master Servicer, an on-site review).

                                       10

     SECTION 3.17. Form 10-K Certification.

          (a) The Primary Servicer shall provide to the Certifying Person, with a copy to the Master Servicer, not later than the 10th Business Day prior to the
10-K Filing Deadline a Back-Up Certification, in the form attached to the
Pooling and Servicing Agreement as Exhibit M-3, on which the Certification
Parties can reasonably rely. In addition, the Primary Servicer shall execute and deliver to the Certifying Person a reasonable reliance certificate to enable the
Certification Parties to rely upon each (i) annual compliance statement provided by the Primary Servicer pursuant to Section 3.19, (ii) annual report on assessments of compliance with servicing criteria provided pursuant to Section
3.20 and (c) accountant's report provided pursuant to Section 3.21, and shall include a certification that each such annual compliance statement or report discloses any deficiencies or defaults described to the registered public accountants of the Primary Servicer to enable such accountants to render the certificates provided for in Section 3.21 of this Agreement.

          (b) If the Primary Servicer has received written confirmation from the
Depositor that a Report on Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year, the Primary Servicer is required to deliver the certifications described in Section 3.17(a) only to the Master
Servicer.

          (c) In the event the Primary Servicer is terminated or resigns pursuant to the terms of this Agreement, the Primary Servicer shall provide a certification to the Certifying Person or the Master Servicer, as applicable, pursuant to this Section 3.17 with respect to the period of time it was subject to this Agreement.

     SECTION 3.18. Notice of Form 8-K Reportable Events.

          The Primary Servicer shall promptly notify the Depositor, with a copy to the Master Servicer, but in no event later than one (1) Business Day after its occurrence, of any Reportable Event relating to the Primary Servicer or the
Mortgage Loans of which it has knowledge. The Primary Servicer shall provide a description of such Reportable Event suitable for inclusion in a report on Form
8-K.

     SECTION 3.19. Annual Compliance Statements.

          (a) The Primary Servicer shall deliver to the Certifying Person, with a copy to the Master Servicer, on or before March 15 of each year (with no cure period), commencing in March 2007, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the Primary Servicer's activities during the preceding calendar year or portion thereof and of the Primary Servicer's performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the
Primary Servicer has fulfilled all its obligations under this Agreement in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

          (b) If the Primary Servicer has received written confirmation from the
Depositor that a Report on Form 10-K is not required to be filed in respect of the Trust for the

                                       11

preceding calendar year, the Primary Servicer is required to deliver the
Officer's Certificate described in Section 3.19(a) only to the Master Servicer.

          (c) Promptly after receipt of each such Officer's Certificate, the
Master Servicer shall review such Officer's Certificate and, if applicable, consult with the Primary Servicer as to the nature of any failures by the
Primary Servicer.

          (d) In the event the Primary Servicer is terminated or resigns pursuant to the terms of this Agreement, the Primary Servicer shall provide a certification to the Certifying Person or the Master Servicer, as applicable, pursuant to this Section 3.19 with respect to the period of time it was subject to this Agreement.

     SECTION 3.20. Annual Reports on Assessment of Compliance with Servicing
Criteria.

          (a) On or before noon (Eastern Time) on March 15 of each year (with no cure period), commencing in March 2007, the Primary Servicer, at its own expense, shall furnish to the Certifying Person, with a copy to the Master
Servicer, a report on an assessment of compliance with the Servicing Criteria that contains (i) a statement by the Primary Servicer of its responsibility for assessing compliance with the Servicing Criteria applicable to it, (ii) a statement that the Primary Servicer used the Servicing Criteria to assess compliance with the applicable Servicing Criteria, (iii) the Primary Servicer's assessment of compliance with the applicable Servicing Criteria as of and for the preceding calendar year including, if there has been any material instance of noncompliance with the applicable Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (iv) a statement that a registered public accounting firm has issued an attestation report on the
Primary Servicer's assessment of compliance with the applicable Servicing
Criteria as of and for such period. The Servicing Criteria applicable to the
Primary Servicer shall be the same as the Servicing Criteria applicable to the
Master Servicer other than the obligation to make advances.

          (b) If the Primary Servicer has received written confirmation from the
Depositor that a Report on Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year, the Primary Servicer is required to deliver the assessment described in Section 3.20(a) only to the Master Servicer by April 15 of the following year.

          (c) In the event the Primary Servicer is terminated or resigns pursuant to the terms of this Agreement, the Primary Servicer shall provide a certification to the Certifying Person or the Master Servicer, as applicable, pursuant to this Section 3.20 with respect to the period of time it was subject to this Agreement.

          (d) No later than the end of each fiscal year for the Trust for which a 10-K is required to be filed, the Primary Servicer shall forward to the
Trustee the name of each Servicing Function Participant engaged by it and what
Relevant Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant. When the Primary
Servicer submits its assessments to the Trustee, it will also at such time include the assessment (and attestation pursuant to Section 3.21) of each
Servicing Function Participant engaged by it.

                                       12

     SECTION 3.21. Annual Independent Public Accountants' Servicing Report.

          (a) On or before noon (Eastern Time) on March 15 of each year (with no cure period), commencing in March 2007, the Primary Servicer, at its own expense, shall cause a registered public accounting firm (which may also render other services to the Primary Servicer) and that is a member of the American
Institute of Certified Public Accountants to furnish an attestation to the
Certifying Person, with a copy to the Master Servicer, to the effect that (i) it has obtained a representation regarding certain matters from the management of the Primary Servicer, which includes an assertion that the Primary Servicer has complied with the Servicing Criteria and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is expressing an opinion as to whether the
Primary Servicer's compliance with the Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding the
Primary Servicer's assessment of compliance with the Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language.

          (b) Promptly after receipt of such report from the Primary Servicer, the Master Servicer shall review the report and, if applicable, consult with the
Primary Servicer as to the nature of any defaults by the Primary Servicer in the fulfillment of any of the Primary Servicer's obligations hereunder.

          (c) If the Primary Servicer has received written confirmation from the
Depositor that a Report on Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year, the Primary Servicer is required to deliver the accountant's attestation described in Section 3.21(a) only to the
Master Servicer by April 15 of the following year.

          (d) In the event the Primary Servicer is terminated or resigns pursuant to the terms of this Agreement, the Primary Servicer shall provide an attestation to the Certifying Person or the Master Servicer, as applicable, pursuant to this Section 3.21 with respect to the period of time it was subject to this Agreement.

     SECTION 3.22. Additional 10-D and 10-K Disclosure.

          The Primary Servicer shall provide such additional disclosure to the
Depositor, with a copy to the Master Servicer and the Trustee, as is required of a "Servicer" under Sections 12.02 and 12.03 and Exhibits N-1 and N-2 of the
Pooling and Servicing Agreement.

     SECTION 3.23. Exchange Act Reporting Indemnification.

          The Primary Servicer shall severally and not jointly indemnify and hold harmless each Certification Party from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses, costs of investigation and related costs, judgments, amounts paid in settlement and other costs and expenses incurred by such Certification Party arising out of (a) a breach of its obligations to provide any of the annual compliance statements or annual servicing criteria assessment reports or attestation reports pursuant to this
Agreement or (b) negligence, bad faith or willful misconduct its part in the performance of such obligations. If the indemnification

                                       13

provided for herein is unavailable or insufficient to hold harmless any
Certification Party, then the Primary Servicer shall contribute to the amount paid or payable to the Certification Party as a result of the losses, claims, damages or liabilities of the Certification Party in such proportion as is appropriate to reflect the relative fault of the Certification Party on the one hand and the Primary Servicer on the other in connection with a breach of the
Primary Servicer's obligations to provide any of the annual compliance statements or annual servicing criteria assessment reports or attestation reports required herein or the Primary Servicer's negligence, bad faith or willful misconduct in connection therewith.

          If the Primary Servicer engages any Servicing Function Participant with respect to the Mortgage Loans, it shall cause such Servicing Function
Participant to agree to provide the same indemnification provided by the Primary
Servicer under this Section 3.23.

                                   ARTICLE IV

                              THE PRIMARY SERVICER

     SECTION 4.01. Limitation on Liability of the Primary Servicer.

          None of the Primary Servicer or any director, officer, employee or agent of the Primary Servicer shall be under any liability to the Master
Servicer for any action taken or for refraining from the taking of any action in good faith using reasonable business judgment pursuant to this Agreement;
provided that this provision shall not protect the Primary Servicer against any breach of a representation, warranty or covenant contained herein, including without limitation a failure to comply the Servicing Standard, or against any expense or liability specifically required to be borne thereby pursuant to the terms hereof, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of duties hereunder or by reason of negligent disregard of obligations and duties hereunder.

     SECTION 4.02. Primary Servicer Not to Resign.

          The Primary Servicer shall not be permitted to resign from the obligations and duties hereby imposed on it or to assign this Agreement, except
(a) upon determination that such obligations and duties hereunder are no longer permissible under applicable law (and cannot be cured by the Primary Servicer or are in material conflict by reason of applicable law with any other activities carried on by it (the other activities so causing a conflict being of a type and nature carried on by it at the date of this Agreement); or (b) upon the mutual written consent of the Master Servicer and the Primary Servicer, no later than thirty (30) days prior to the proposed resignation date. Any such determination of the nature described in clause (a) of the preceding sentence permitting the resignation of the Primary Servicer shall be evidenced by an Opinion of Counsel to such effect which shall be delivered to the Master Servicer.

          The Primary Servicer shall not, without the written consent of the
Master Servicer, assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by it hereunder; provided, however, that the

                                       14

Primary Servicer may contract with a third party to perform the property inspections it is required to perform hereunder, without relieving the Primary
Servicer of any liability hereunder.

                                   ARTICLE V

                                     DEFAULT

     SECTION 5.01. Events of Default.

          (a) "Event of Default", wherever used herein, means any one of the following events:

          (i) an Event of Default by the Master Servicer under Section 7.01 of the Pooling and Servicing Agreement which Event of Default occurred as a direct result of the failure of the Primary Servicer to perform any obligation required hereunder; or

          (ii) any failure on the part of the Primary Servicer duly to observe or perform in any material respect any other of the covenants or agreements thereof contained in this Agreement which continues unremedied for a period of
30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Primary Servicer by the Master
Servicer; provided, however, that if such covenant or agreement is capable of being cured and the Primary Servicer is diligently pursuing such cure and has provided the Master Servicer with an Officer's Certificate, in form acceptable to the Master Servicer, such 30 day period shall be extended for an additional
30 days; or

          (iii) any breach on the part of the Primary Servicer of any representation or warranty thereof contained in this Agreement which materially and adversely affects the interests of any Class of Certificateholders and which continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the
Primary Servicer by the Master Servicer; provided, however, that if such breach is capable of being cured and the Primary Servicer is diligently pursuing such cure and has provided the Master Servicer with an Officer's Certificate, in form acceptable to the Master Servicer, such 30 day period shall be extended for an additional 30 days; or

          (iv) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Primary Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (v) the Primary Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

                                       15

          (vi) the Primary Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing; or

          (vii) any failure by the Primary Servicer to deposit into, or to remit to the Master Servicer for deposit into, the Certificate Account, on a timely basis, any amount required to be so deposited or remitted under this Agreement or any failure by the Primary Servicer to deliver reports or information required by this Agreement or the Master Servicer in the time required.

          (b) If any Event of Default with respect to the Primary Servicer shall occur and be continuing, then, and in each and every such case, so long as the
Event of Default shall not have been remedied, the Master Servicer may terminate, by notice in writing to the Primary Servicer, all of the rights and obligations of the Primary Servicer under this Agreement and in and to the
Mortgage Loans and the proceeds thereof other than the Primary Servicer's right to payment of accrued fees and other compensation and rights to reimbursement or indemnification in each case arising prior to such termination. From and after the receipt by the Primary Servicer of such written notice, the Primary Servicer shall be terminated as a servicer hereunder and all authority and power of the
Primary Servicer under this Agreement shall pass to and be vested in the Master
Servicer pursuant to and under this Section, and, without limitation, the Master
Servicer is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Primary Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Primary Servicer agrees that, if it is terminated pursuant to this Section 5.01(b), it shall promptly (and in any event no later than five (5)
Business Days subsequent to its receipt of the notice of termination) provide the Master Servicer with all documents and records requested thereby to enable the Master Servicer to assume the Primary Servicer's functions hereunder, and shall cooperate with the Master Servicer in effecting the termination of the
Primary Servicer's responsibilities and rights hereunder, including, without limitation, the transfer within two Business Days to the Master Servicer for administration by it of all cash amounts relating to the Mortgage Loans serviced hereunder that are in the possession or under the control of the Primary
Servicer or may thereafter come into its possession or under its control.

     SECTION 5.02. Waiver of Events of Default.

          The Master Servicer may waive an Event of Default under Section 5.01 hereof. Upon any such waiver of an Event of Default, such Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other Event of
Default or impair any right consequent thereon except to the extent expressly so waived.

                                       16

                                   ARTICLE VI

                                   TERMINATION

     SECTION 6.01. Termination Upon Repurchase or Liquidation of All Mortgage
Loans.

          The obligations and responsibilities under this Agreement of the
Primary Servicer shall terminate simultaneously with the termination of the
Pooling and Servicing Agreement in accordance with Article IX thereof.
Additionally, this Agreement shall terminate with respect to any Mortgage Loan serviced hereunder at the time such Mortgage Loan is paid off or otherwise liquidated or at the time the related Mortgaged Property becomes an REO
Property. The indemnification obligations of each party under Section 8.08 hereof shall survive any termination of this Agreement.

                                   ARTICLE VII

                                REMIC PROVISIONS

     SECTION 7.01. Preservation of the REMICs.

          The Primary Servicer shall not take any action (whether or not authorized hereunder) as to which the Master Servicer has advised the Primary
Servicer in writing that it or the Trustee has received an Opinion of Counsel to the effect that the Trust Fund would cease to qualify as a REMIC ("Adverse REMIC
Event") as a result of such action. In addition, prior to taking any action with respect to any REMIC, or causing any REMIC to take any action that is not expressly permitted under the terms of this Agreement, the Primary Servicer will consult with the Master Servicer, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur. The Primary Servicer shall not take any such action or cause any REMIC to take any such action as to which the Master Servicer has advised it in writing that an Adverse REMIC Event could occur.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

     SECTION 8.01. Pooling and Servicing Agreement Provisions; Amendment.

          (a) In accordance with Section 3.23 of the Pooling and Servicing
Agreement, (i) the parties hereto agree that if the Master Servicer shall for any reason no longer act in such capacity under the Pooling and Servicing
Agreement (including, without limitation, by reason of an Event of Default), any successor to the Master Servicer (including the Trustee) or its designee shall thereupon assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the Master Servicer under this Agreement,
(ii) this Agreement shall terminate with respect to each Specially Serviced
Mortgage Loan at the time such Mortgage Loan becomes a Specially Serviced
Mortgage Loan; and (iii) Primary Servicer shall be authorized to transact business in the state or states in which the related Mortgaged Property is situated, if and to the extent required by applicable law to the extent necessary to ensure the

                                       17

enforceability of the Mortgage Loan or the compliance with its obligations under this Agreement and the Master Servicer's obligations under the Servicing
Agreement.

          (b) This Agreement may be amended from time to time by the mutual agreement of the parties hereto; provided that such amendment shall not adversely affect in any material respect the interests of any Certificateholder.

     SECTION 8.02. Counterparts.

          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     SECTION 8.03. Third Party Beneficiaries.

          Each of the Depositor and the Trustee, for the benefit of the
Certificateholders, shall be a third party beneficiary under this Agreement.

     SECTION 8.04. GOVERNING LAW.

          THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND
RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE
INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND
THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW
SHALL APPLY TO THIS AGREEMENT.

     SECTION 8.05. Notices.

          Any communications provided for or permitted hereunder shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given when delivered to: (i) in the case of the Master Servicer, GMAC
Commercial Mortgage Corporation, at 200 Witmer Road, Horsham, Pennsylvania
19044-8015, Attention: Managing Director, Commercial Servicing Operations, and
to General Counsel, and (ii) in the case of the Primary Servicer, CWCapital LLC,
One Charles River Place, 63 Kendrick Street, Needham, Massachusetts 02494
Attention: Director of Servicing, with a copy to CWCapital General Counsel or as to each such Person such other address as may hereafter be furnished by such
Person to the parties hereto in writing.

     SECTION 8.06. Severability of Provisions.

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this
Agreement.

                                       18

     SECTION 8.07. Successors and Assigns; Beneficiaries.

          The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.
Except as set forth in Section 8.03 hereof, no other person, including, without limitation, any Mortgagor, shall be entitled to any benefit or equitable right, remedy or claim under this Agreement.

          Any Person into which GMACCM or the Primary Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which GMACCM or the Primary Servicer, as the case may be, shall be a party, or any Person succeeding to the business of GMACCM or the Primary Servicer, as the case may be, shall be the successor of GMACCM or the Primary Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

     SECTION 8.08. Indemnification.

          (a) The Primary Servicer agrees to indemnify the Master Servicer and its directors, officers, employees or agents, and hold each of them harmless from and against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses that any of them may sustain arising from or as a result of (i) any breach of any representation, warranty or covenant in this Agreement, including without limitation the failure to comply with the Servicing Standard, (ii) any servicing actions taken by the Primary Servicer under this Agreement without the express consent of the Master Servicer or (iii) the willful misfeasance, bad faith or negligence of the Primary Servicer in the performance of its obligations and duties hereunder or by reason of reckless disregard of obligations and duties hereunder by the Primary Servicer. The Master Servicer shall immediately notify the Primary Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans entitling it to indemnification hereunder, whereupon the Primary Servicer shall assume the defense of any such claim (with counsel reasonably satisfactory to the party entitled to indemnification hereunder) and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or such party in respect of such claim. Any failure to so notify the Primary Servicer shall not affect any rights the Master Servicer may have to indemnification under this Section or otherwise under this Agreement, unless the Primary Servicer's defense of such claim is materially prejudiced thereby. The indemnification provided by this
Section shall survive the termination of this Agreement, the termination or resignation of the Primary Servicer under this Agreement or the termination or resignation of the Master Servicer under the Pooling and Servicing Agreement.
Notwithstanding the foregoing, the Primary Servicer is not obligated to indemnify the Master Servicer for any loss, liability or expense (1) incurred by reason of the Master Servicer's willful misfeasance, bad faith or negligence in the performance of the Master Servicer's obligations and duties hereunder, or by reason of reckless disregard of such obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the Master Servicer hereunder or (2) as to which indemnification from the Trust Fund is available pursuant to Section 6.03 of the Pooling and Servicing Agreement.

                                       19

          (b) The Master Servicer agrees to indemnify the Primary Servicer and its directors, officers, employees or agents, and hold each of them harmless from and against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses that any of them may sustain arising from or as a result of any material breach of any representation, warranty or covenant in this Agreement or the willful misfeasance, bad faith or negligence of the Master Servicer in the performance of its obligations and duties hereunder or by reason of reckless disregard of obligations and duties hereunder by the Master Servicer. The
Primary Servicer shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans entitling it to indemnification hereunder, whereupon the Master Servicer shall assume the defense of any such claim (with counsel reasonably satisfactory to the party entitled to indemnification hereunder) and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or such party in respect of such claim. Any failure to so notify the Master Servicer shall not affect any rights the Primary Servicer may have to indemnification under this Section or otherwise under this Agreement, unless the Master Servicer's defense of such claim is materially prejudiced thereby. The indemnification provided by this
Section shall survive the termination of this Agreement, the termination or resignation of the Primary Servicer under this Agreement or the termination or resignation of the Master Servicer under the Pooling and Servicing Agreement.
Notwithstanding the foregoing, the Master Servicer is not obligated to indemnify the Primary Servicer for any loss, liability or expense incurred by reason of the Primary Servicer's willful misfeasance, bad faith or negligence in the performance of the Primary Servicer's obligations and duties hereunder, or by reason of reckless disregard of such obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the Primary Servicer hereunder.

     SECTION 8.09. Article and Section Headings.

          The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

     SECTION 8.10. Financial Statements.

          The Primary Servicer shall, upon the request of the Master Servicer, make available its financial statements and other records relevant to the performance of the Primary Servicer's obligations hereunder.

     SECTION 8.11. Closing Documents.

          As of the Closing Date, the Primary Servicer shall provide to the
Master Servicer the following documents:

          (a) this Agreement executed by the Primary Servicer; and

          (b) an insurance certificate from a licensed insurance agency certifying that the Primary Servicer has an errors and omissions policy in full force and effect in accordance with the terms of this Agreement.

                                       20

          As of the Closing Date, the Master Servicer shall provide to the
Primary Servicer this Agreement executed by the Master Servicer.

     SECTION 8.12. Protection of Confidential Information.

          Except as provided in the Pooling and Servicing Agreement or as may otherwise be required by law, the Primary Servicer shall keep confidential and shall not divulge to any party other than the Depositor or the Master Servicer, the Special Servicer, the Rating Agencies, the Trustee, and any party to the
Pooling and Servicing Agreement, without the Master Servicer's prior written consent, any information pertaining to the Mortgage Loans or any Mortgagor thereunder, except to the extent that it is appropriate for the Primary Servicer to do so in working with its or its affiliates' employees or legal counsel, auditors, taxing authorities or other governmental agencies or in accordance with this Agreement.

                                       21

          IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers' thereunto duly authorized, in each case as of the day and year first above written.

                                             GMAC COMMERCIAL MORTGAGE
                                                CORPORATION, as Master Servicer

                                             By: /s/ Monica Barsamella
                                                 -------------------------------
                                                 Name: Monica Barsamella
                                                 Title: Vice President

                                             CWCapital LLC, as Primary Servicer

                                             By: /s/ Paul A. Sherrington
                                                  ------------------------------
                                                 Name: Paul A. Sherrington
                                                 Title: Senior Vice President
                                                        and Assistant General
                                                        Counsel

                                       22

                                    EXHIBIT A
                             MORTGAGE LOAN SCHEDULE

--------------------------------------------------------------------------------
                                                                    SERVICE FEE
LOAN NO.   PROPERTY NAME                           UPB              (%)
--------------------------------------------------------------------------------
18733      James Center                            100,000,000.00          0.02
--------------------------------------------------------------------------------
17991      Terrace at Continental Park              40,500,000.00          0.02
--------------------------------------------------------------------------------
18748      Sheraton Harborside Hotel                32,000,000.00          0.03
--------------------------------------------------------------------------------
18103      Newburgh Mall                            31,600,000.00          0.03
--------------------------------------------------------------------------------
18604      City Square Office                       27,500,000.00          0.03
--------------------------------------------------------------------------------
87741      Rite Aid Portfolio                       19,090,567.24          0.03
--------------------------------------------------------------------------------
18239      One Jackson Place                        14,000,000.00          0.03
--------------------------------------------------------------------------------
18410      Maryvale Terrace                         11,500,000.00          0.03
--------------------------------------------------------------------------------
18307      Skypark Atrium                           11,000,000.00          0.03
--------------------------------------------------------------------------------
17301      Palmetto Pointe                           7,634,000.00          0.05
--------------------------------------------------------------------------------
17783      Wesley Highland Terrace                   6,529,306.12          0.05
--------------------------------------------------------------------------------
18086      Lincoln Gardens                           6,400,000.00          0.05
--------------------------------------------------------------------------------
18143      Regency Square Shopping Center            6,000,000.00          0.05
--------------------------------------------------------------------------------
18429      Sierra Suites AZ                          5,575,549.20          0.05
--------------------------------------------------------------------------------
18781      TowneBank Building                        5,000,000.00          0.05
--------------------------------------------------------------------------------
17532      Serota Portfolio                          4,600,000.00          0.05
--------------------------------------------------------------------------------
18349      Quality Inn Tallahassee                   4,556,260.38          0.05
--------------------------------------------------------------------------------
18253      Oxnard Walgreen's                         4,225,000.00          0.05
--------------------------------------------------------------------------------
18056      Greenwood Place                           4,178,876.96          0.05
--------------------------------------------------------------------------------
18576      Vista La Jolla                            3,600,000.00          0.05
--------------------------------------------------------------------------------
18578      4141 Jutland                              3,300,000.00          0.05
--------------------------------------------------------------------------------
18254      Channel Point Retail                      3,175,000.00          0.05
--------------------------------------------------------------------------------
18185      Federal Express Distribution Facility     1,950,000.00          0.05
--------------------------------------------------------------------------------
18107      Rankin Self Storage                       1,397,215.71          0.05
--------------------------------------------------------------------------------
 3062      IHOP - Newington CT                       1,132,429.89          0.05
--------------------------------------------------------------------------------
 3070      IHOP - Newington NH                       1,084,840.80          0.05
--------------------------------------------------------------------------------
 3068      IHOP - Decatur AL                         1,005,766.62          0.05
--------------------------------------------------------------------------------

                                    EXHIBIT B

                              FORM OF CMSA REPORTS

  The form of CMSA Investor Reporting Package, as updated from time to time, is available at www.cmbs.org

                                    EXHIBIT C

                        FORM OF PRIMARY SERVICER REPORTS

                                   (DEAL NAME)
                          SUB SERVICER INSURANCE REPORT

SUB-SERVICER: __________________
PERIOD:       __________________

--------------------------------------------------------------------------------------------------------------------------------
                                                                                  LOSS PAYEE
                                                                                  ENDORSEMENT   MEETS QUALIFIED  INSURANCE  DATE
SUB-SERVICER   GMACCM   BORROWER  EXPIRATION                  POLICY  COVERAGE  REFLECTS TRUST  INSURER RATINGS   PREMIUM   LAST
  LOAN NO.    LOAN NO.    NAME       DATE     CARRIER  AGENT  NUMBER   AMOUNT    (YES OR NO)      (YES OR NO)      AMOUNT   PAID
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

CERTIFIED BY: __________________

TITLE: _________________________

                                       C-1

                                   (DEAL NAME)
                           SUB SERVICER RESERVE REPORT

SUB-SERVICER: __________________
PERIOD:       __________________

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   FUNDS INVESTED IN
                                           BALANCE AT                                                                  PERMITTED
SUB-SERVICER   GMACCM   BORROWER  TYPE OF   BEGINNING                           INVESTMENT         BALANCE AT END    INVESTMENTS?
  LOAN NO.    LOAN NO.    NAME    RESERVE   OF PERIOD  DEPOSITS  DISBURSEMENTS   EARNINGS   OTHER     OF PERIOD        (Y OR N)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

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CERTIFIED BY: _________________

TITLE: _________________________

                                       C-2

                                   (DEAL NAME)
                             SUB SERVICER UCC REPORT

SUB-SERVICER: __________________
PERIOD:       __________________

---------------------------------------------------------------------------
ACCOUNT #   BORROWER NAME   JURISDICTION   EXPIRATION DATE   FILING#   TYPE
---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

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CERTIFIED BY: _________________

TITLE: _________________________

                                       C-3

                                   (DEAL NAME)
                             SUB SERVICER TAX REPORT

SUB-SERVICER: __________________
PERIOD:       __________________

------------------------------------------------------------------------------------------------------------------------------
SUB-SERVICER   GMACCM
  LOAN NO.    LOAN NO.  BORROWER NAME  PROPERTY ADDRESS  PARCEL NUMBER  TAXING AUTHORITY  DUE DATE  AMOUNT DUE  DATE LAST PAID
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

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CERTIFIED BY: _________________

TITLE: _________________________

                                       C-4

                                    EXHIBIT D

                          FORM OF ACCOUNT CERTIFICATION

Securitization: ________________________________________________________________

Sub Servicer: __________________________________________________________________

     _______________   New Account   ___________   Change of Account Information

Indicate purpose of account (check all that apply):

     _______   Principal & Interest              _______   Deposit Clearing
     _______   Taxes & Insurance                 _______   Disbursement Clearing
     _______   Reserves (non-interest bearing)   _______   Suspense
     _______   Reserves (interest bearing)

Account Number: ________________________________________________________________

Account Name: __________________________________________________________________

Depository Institution (and Branch):

     Name: _____________________________________________________________________

     Street: ___________________________________________________________________

     City, State, Zip: _________________________________________________________

     Rating Agency: _________________________   Rating: ________________________

Please note that the name of the account must follow the guideline specifications detailed in the applicable agreement.

Prepared by: ___________________________________________________________________

Signature: _____________________________________________________________________

Title: _________________________________________________________________________

Date: ______________________________

Telephone: _________________________   Fax: ______________________________

                                       D-1

                                    EXHIBIT E

                            FORM OF REMITTANCE REPORT

DEAL NAME

INVESTOR #

SUBSERVICER
NAME

DATE:

----------------------------------------------------------------------------------------
 Master                            Scheduled  Scheduled  Scheduled  Scheduled  Scheduled
Servicer  Prospectus  Subservicer  Beginning    Ending      Due     Principal   Interest
 Loan #        #         Loan #     Balance    Balance      Date     Payment    Payment
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
TOTAL
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------
  Scheduled                        Net    Service               Curtail/
     P&I      Scheduled   Note  Mortgage    Fee     Curtail/   Prepayment
    Amount   Service Fee  Rate    Rate     Rate    Prepayment     Date
-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

Prepared By: _______________________________

Approved By: _______________________________

                                       E-1

----------------------------------------------------------------------------------------------------

   Prepayment        Other      Actual   Actual Gross  Actual   Actual Net
Interest Excess/   Principal  Principal    Interest    Service   Interest    Late
      Short       Adjustment   Payment      Payment      Fee     Payment    Charges  Assumption Fees
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                                       Total Reserve
             Remittance    Date Payment                              Actual Loan Bal      Bal as of
   Default  Amount (Must  received from       Next      *Payment          As of         Prior Month   Maturity
  Interest   Match Wire)    Borrower     Payment Due  Loan Status  Determination Date       End         Date
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

*Payment Loan Status Codes:

Loan Status:   A-payment not received but still in grace period
               B-late payment but less than 1 month delinquent
               0-current
               1-one month delinquent
               2-two months delinquent
               3-three months delinquent
               4-assumed schedule payment
               5-prepaid in full
               6-specially serviced
               7-in foreclosure
               9-REO
               10-DPO
               11-modification

                                       E-2

                                    EXHIBIT F

                           FORM OF BANK RECONCILIATION

(NAME OF SUB SERVICER)
SUB-SERVICER COLLECTION ACCOUNT RECONCILIATION
(DEAL NAME)
FROM MM/DD/YYYY TO AND INCLUDING MM/DD/YYYY                            Account #
BEGINNING BALANCE                                                        $0.00
                                                                         -----
Collections:
DELINQUENT PAYMENT                                                       $0.00
PAYMENTS FOR CURRENT DUE PERIODS                                         $0.00
(Includes net liquidation proceeds & prepayments)                        $0.00
PAYMENTS FOR FUTURE DUE PERIODS                                          $0.00
OTHER:                                                                   $0.00
ESCROW                                                                   $0.00
SUBSERVICER ADVANCES                                                     $0.00
LIQUIDATION PROCEEDS- To be applied to Servicer Advances                 $0.00
DEFAULT INTEREST/LATE PAYMENT CHARGES                                    $0.00
PREPAYMENT PREMIUMS                                                      $0.00
UNAPPLIED FUNDS                                                          $0.00
LOANS IN PROCESS                                                         $0.00
INVESTMENT INCOME-Due to Subservicer                                     $0.00
                                                                         -----
                                                                         $0.00
                                                                         =====
                      TOTAL COLLECTIONS

DISBURSEMENTS:

TRANSFER TO ESCROW                                                       $0.00
TRANSFER TO RESERVE ACCOUNT                                              $0.00
SUBSERVICER FEES                                                         $0.00
MASTER SERVICER REMITTANCE                                               $0.00
PRINCIPAL ADVANCE REIMBURSEMENTS                                         $0.00
INTEREST ADVANCE REIMBURSEMENTS                                          $0.00
SERVICER ADVANCE REIMBURSEMENTS                                          $0.00
ADVANCE INTEREST (Due and collected)                                     $0.00
OTHER SERVICER INCOME                                                    $0.00
INVESTMENT INCOME-Due Subservicer                                        $0.00
                                                                         -----
   TOTAL DISBURSEMENTS                                                   $0.00
                                                                         =====
   ENDING BALANCE                                                        $0.00
   BALANCE PER BANK STATEMENT                                            $0.00
                                                                         -----
   DIFFERENCE                                                            $0.00
                                                                         =====
EXPLANATION OF DIFFERENCE:

REPORT SHOULD BE SUPPORTED BY COPY OF BANK STATEMENT

                                      F-1

                              (SUB SERVICER'S NAME)

BANK ACCOUNT #
INVESTOR (S) #
ACCOUNT TYPE         T&I
RECONCILIATION AS OF (DATE)

     DATE                        DESCRIPTION                             BALANCE
--------------   --------------------------------------------            -------
    (DATE)       BALANCE PER BANK STATEMENT                                0.00
                 DEPOSITS IN TRANSIT                                       0.00
                 WITHDRAWALS IN TRANSIT                                    0.00
                 MANUAL ACH IN TRANSIT                                     0.00

                 OTHER CASH ADJUSTMENTS
                 (list other cash adjustments, if applicable)              0.00

                                                                           ----
    (DATE)       ADJUSTED BANK BALANCE                                     0.00
                                                                           ====

    (DATE)       ESCROW BALANCE PER TRIAL BALANCE RPT                      0.00

                 ADJUSTMENTS
                 (list adjustments, if applicable)                         0.00

                                                                           ----
    (DATE)       ADJUSTED ESCROW BALANCE                                   0.00
                                                                           ====

PREPARED BY    _______________________           REVIEWED BY  __________________

DATE COMPLETED _______________________          DATE REVIEWED __________________

     * REPORT SHOULD BE SUPPORTED BY COPY OF BANK STATEMENT & TRIAL BALANCE

                                      F-2

                              (SUB SERVICER'S NAME)

BANK ACCOUNT #
INVESTOR (S) #
ACCOUNT TYPE         RESERVE
RECONCILIATION AS OF (DATE)

     DATE                        DESCRIPTION                             BALANCE
--------------   --------------------------------------------            -------
    (DATE)       BALANCE PER BANK STATEMENT                                0.00
                 DEPOSITS IN TRANSIT                                       0.00
                 WITHDRAWALS IN TRANSIT                                    0.00
                 MANUAL ACH IN TRANSIT                                     0.00

                 OTHER CASH ADJUSTMENTS
                 (list other cash adjustments, if applicable)              0.00

                                                                           ----
    (DATE)       ADJUSTED BANK BALANCE                                     0.00
                                                                           ====

    (DATE)       ESCROW BALANCE PER TRIAL BALANCE RPT                      0.00

                 ADJUSTMENTS
                 (list adjustments, if applicable)                         0.00

                                                                           ----
    (DATE)       ADJUSTED ESCROW BALANCE                                   0.00
                                                                           ====

PREPARED BY    _______________________           REVIEWED BY  __________________

DATE COMPLETED _______________________          DATE REVIEWED __________________

     * REPORT SHOULD BE SUPPORTED BY COPY OF BANK STATEMENT & TRIAL BALANCE

                                      F-3

                                    EXHIBIT G

                                TASK DESCRIPTION

                   MASTER SERVICER/PRIMARY SERVICER TASK LIST
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-C1

NOTE: SOME LISTED TASKS DESIGNATE MORE THAN ONE PARTY TO PERFORM THAT FUNCTION
     BY PLACING AN "X" IN MORE THAN ONE COLUMN. IN THESE INSTANCES, THE PARTIES
     SHALL FOLLOW ANY SPECIFIC GUIDANCE ABOUT THE ALLOCATION OF RESPONSIBILITIES
     IN COMPLETING THE TASK FOUND IN THE TERMS OF THIS AGREEMENT. IN THE ABSENCE
     OF SPECIFIC ALLOCATION OF OBLIGATIONS IN THIS AGREEMENT, THE PARTIES SHALL
     WORK IN GOOD FAITH TO ALLOCATE RESPONSIBILITIES IN A FAIR AND EQUITABLE
     MANNER IN ACCORDANCE WITH THIS AGREEMENT AND THE POOLING AND SERVICING
     AGREEMENT.

-------------------------------------------------------------------------------------------------------
                                                                MASTER     PRIMARY    SPECIAL   TRUSTEE
                                                               SERVICER   SERVICER   SERVICER
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
1.   Mortgage Loan Files
-------------------------------------------------------------------------------------------------------
     Original collateral file (security)                                                           X
-------------------------------------------------------------------------------------------------------
     Authorized parties list for request for release of            X          X
     collateral from Trustee
-------------------------------------------------------------------------------------------------------
     Establish servicing files criteria                            X
-------------------------------------------------------------------------------------------------------
     Establish and maintain servicing files                                   X
-------------------------------------------------------------------------------------------------------
     Provide access to servicing files and copies of                          X
     servicing files or of specific documents upon request
     to the Master Servicer
-------------------------------------------------------------------------------------------------------
     Request delivery of files from Trustee upon request and       X
     certification of Primary Servicer
-------------------------------------------------------------------------------------------------------
2.   Property Taxes
-------------------------------------------------------------------------------------------------------
     Monitoring of tax status - Mortgage Loans with/without                   X
     escrows
-------------------------------------------------------------------------------------------------------
     Recommendation of payment of taxes - Mortgage Loans                      X
     with/without escrows
-------------------------------------------------------------------------------------------------------
     Notification of advance requirement not less than 3                      X
     business days prior to advance being required
-------------------------------------------------------------------------------------------------------
     Payment of taxes - with sufficient escrows                               X
-------------------------------------------------------------------------------------------------------
     Payment of taxes - with escrow shortfall                      X
-------------------------------------------------------------------------------------------------------
3.   Property Insurance
-------------------------------------------------------------------------------------------------------
     Monitoring of insurance status - Loans with/without                      X
     escrows
-------------------------------------------------------------------------------------------------------
     Ensure insurance carrier meets Pooling and Servicing                     X
     Agreement qualifications
-------------------------------------------------------------------------------------------------------
     Ensure insurance in favor of the Master Servicer on                      X
     behalf of the Trustee
-------------------------------------------------------------------------------------------------------
     Recommendation of payment or force placement of                          X
     insurance with/without escrow
-------------------------------------------------------------------------------------------------------

                             G-1

-------------------------------------------------------------------------------------------------------
                                                                MASTER     PRIMARY    SPECIAL
                                                               SERVICER   SERVICER   SERVICER   TRUSTEE
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
     Notification of advance requirement or force placement                   X
     of insurance not less than 3 business days prior to
     advance being required
-------------------------------------------------------------------------------------------------------
     Payment of insurance - with sufficient escrows                           X
-------------------------------------------------------------------------------------------------------
     Payment of insurance or force placement - with escrow         X
     shortfall
-------------------------------------------------------------------------------------------------------
     Manage processing of insurance claims in accordance                      X
     with Mortgage Loan documents and the Pooling and
     Servicing Agreement
-------------------------------------------------------------------------------------------------------
     Collection of insurance proceeds                                         X
-------------------------------------------------------------------------------------------------------
     Consent to application of insurance proceeds (except          X
     where the lender does not have any discretion in such
     application)
-------------------------------------------------------------------------------------------------------
4.   UCC Continuation Filings
-------------------------------------------------------------------------------------------------------
     Maintain and monitory tickler system of the refiling                     X
     dates on all Loans
-------------------------------------------------------------------------------------------------------
     File UCC Continuation Statements                                         X
-------------------------------------------------------------------------------------------------------
     Pay recording fees                                                       X
-------------------------------------------------------------------------------------------------------
5.   Collection/Deposit/Remittance of P&I payments and
     Principal Prepayments
-------------------------------------------------------------------------------------------------------
     Collection and deposit of loan P&I payments and                          X
     Principal Prepayments
-------------------------------------------------------------------------------------------------------
     Remittance of available Primary Servicer P&I payments                    X
     (net of Subservicing Fee) to Master Servicer
-------------------------------------------------------------------------------------------------------
     Remittance of collections to the Trustee                      X
-------------------------------------------------------------------------------------------------------
     Remittance of Special Servicer compensation to the            X
     Special Servicer
-------------------------------------------------------------------------------------------------------
     Approval of Prepayment Premiums                               X
-------------------------------------------------------------------------------------------------------
6.   Collection/Deposit/Disbursement of Reserves
-------------------------------------------------------------------------------------------------------
     Collection and deposit of reserves                                       X
-------------------------------------------------------------------------------------------------------
     Disbursement of reserves                                                 X
-------------------------------------------------------------------------------------------------------
     Provide monthly reconciliation of individual and                         X
     commingled reserves detailing all disbursements
-------------------------------------------------------------------------------------------------------
7.   Customer Billing, Collection and Customer Service
-------------------------------------------------------------------------------------------------------
     Contact delinquent Mortgagors by phone not more than 3                   X
     days after date of delinquency
-------------------------------------------------------------------------------------------------------
     Send 30 day delinquent notices                                           X
-------------------------------------------------------------------------------------------------------
     Send notice of balloon payment to each Mortgagor one                     X
     year, 180 days and 90 days prior to the related
     maturity date
-------------------------------------------------------------------------------------------------------
     Provide copy of balloon payment notice to Master                         X
     Servicer
-------------------------------------------------------------------------------------------------------
8.   Escrows
-------------------------------------------------------------------------------------------------------

                             G-2

-------------------------------------------------------------------------------------------------------
                                                                MASTER     PRIMARY    SPECIAL   TRUSTEE
                                                               SERVICER   SERVICER   SERVICER
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
     Setup and monitor Escrow Accounts including escrow                       X
     analysis
-------------------------------------------------------------------------------------------------------
     Pay Mortgagor investment income as required under                        X
     mortgage loan documents or applicable law
-------------------------------------------------------------------------------------------------------
     Provide monthly reconciliation of individual and                         X
     commingled escrow accounts detailing all disbursements
-------------------------------------------------------------------------------------------------------
     Prepare annual escrow analysis                                           X
-------------------------------------------------------------------------------------------------------
9.   Loan payment history/calculation
-------------------------------------------------------------------------------------------------------
     Maintain loan payment history                                            X
-------------------------------------------------------------------------------------------------------
     Create payoff/reinstatement statements and telecopy to                   X
     Master Servicer
-------------------------------------------------------------------------------------------------------
     Approve payoff calculations and telecopy approval to          X
     Primary Servicer within five (5) Business Days
-------------------------------------------------------------------------------------------------------
10.  Monitoring of Financial and Legal Covenants
-------------------------------------------------------------------------------------------------------
     Collect annual operating statements, budgets, rent                       X
     rolls and Mortgagor financial statements, as applicable
-------------------------------------------------------------------------------------------------------
     No later than three Business Days prior to each                          X
     Distribution Date (except for the first two
     Distribution Dates, deliver to the Master Servicer a
     CMSA Comparative Financial Status Report (in each case
     in the form and containing the information called for
     by the version of such report in effect at the time
     under the reporting standards of the CMSA) for each
     Mortgage Loan or related Mortgaged Property as of the
     Determination Date immediately preceding the
     preparation of such report for each of the following
     three periods: (a) the most current available
     year-to-date; (b) each of the previous two full fiscal
     years stated separately (to the extent such information
     is in the Master Servicer's possession); and (c) the
     "base year" (representing the original analysis of
     information used as of the Cut-Off Date)
-------------------------------------------------------------------------------------------------------
     For each Mortgaged Property, within 25 days after                        X
     receipt by Primary Servicer of a quarterly operating
     statement, if any, commencing with the calendar quarter
     ended December 31, 2005, deliver to the Master Servicer
     one (1) copy of completed annual operating statement
     analysis using the CMSA Operating Statement Analysis
     Report (in each case in the form and containing the
     information called for by the version of such report in
     effect at the time under the reporting standards of the
     CMSA) (in electronic format) as of the end of such
     calendar quarter.
-------------------------------------------------------------------------------------------------------

                             G-3

-------------------------------------------------------------------------------------------------------
                                                                MASTER     PRIMARY    SPECIAL   TRUSTEE
                                                               SERVICER   SERVICER   SERVICER
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
     For each Mortgaged Property, within 25 days after                        X
     receipt by Primary Servicer of an annual operating
     statement, deliver to the Master Servicer a CMSA NOI
     Adjustment Worksheet (but only to the extent the
     related Mortgagor is required by the Mortgage to
     deliver and does deliver, or otherwise agrees to
     provide and does provide, such information) (in each
     case in the form and containing the information called
     for by the version of such report in effect at the time
     under the reporting standards of the CMSA) for the
     related Mortgage Loan (in electronic format),
     presenting the computation to "normalize" the full year
     net operating income and debt service coverage numbers
     used by the Master Servicer in preparing the CMSA
     Comparative Financial Status Report.
-------------------------------------------------------------------------------------------------------
     Deliver to the Master Servicer copies of any annual,                     X
     monthly or quarterly financial statements and rent
     rolls collected with respect to the Mortgaged
     Properties, in each case within 30 days following
     receipt thereof by the Primary Servicer. As and to the
     extent requested by Master Servicer following request
     therefor received by Special Servicer, make inquiry of
     any Mortgagor with respect to such information or as
     regards the performance of the related Mortgaged
     Property in general.
-------------------------------------------------------------------------------------------------------
11.  Advancing
-------------------------------------------------------------------------------------------------------
     Determination of Non-Recoverability                           X
-------------------------------------------------------------------------------------------------------
12.  Reporting (Electronic mail)
-------------------------------------------------------------------------------------------------------
     Prepare and deliver to the Master Servicer the Day One                   X
     Report (in the form of and setting the information
     called for by Exhibit C) on the first business day of
     each month
-------------------------------------------------------------------------------------------------------
     Prepare and deliver to the Master Servicer a monthly                     X
     Remittance Report (in the form of and setting the
     information called for by Exhibit E) for payments
     received on Mortgage Loans on each day that funds are
     required to be wired to the Master Servicer under
     Section 3.04 of this Agreement
-------------------------------------------------------------------------------------------------------
     With respect to all modifications, waivers, consents or                  X
     amendments that have been proposed, prepare and deliver
     to the Master Servicer a Monthly Report on Pending
     Special Requests in a form reasonably acceptable to the
     Master Servicer on the first business day of each month
-------------------------------------------------------------------------------------------------------
     Prepare and deliver to the Master Servicer a CMSA                        X
     Delinquent Loan Status Report (in the form and
     containing the information called for by the version of
     such report in effect at the time under the reporting
     standards of the CMSA) on all Mortgage Loans on the
     Primary Servicer Remittance Date occurring in each
     month reflecting information as of the close of
     business on the Determination Date occurring in such
     month
-------------------------------------------------------------------------------------------------------

                             G-4

-------------------------------------------------------------------------------------------------------
                                                                MASTER     PRIMARY    SPECIAL
                                                               SERVICER   SERVICER   SERVICER   TRUSTEE
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
     Report of payment/account status (trial
     balance/transaction detail) within 30 days of the                        X
     Primary Servicer Remittance Date occurring in each
     month; report to be as of the close of business on
     applicable Distribution Date
-------------------------------------------------------------------------------------------------------
     Cash account reconciliations - Deliver copies of                         X
     monthly bank statements for all deposit, escrow and
     reserve accounts
-------------------------------------------------------------------------------------------------------
     Prepare Loan Status Reports (in a form reasonably                        X
     acceptable to the Master Servicer) in each January,
     April, July and October of each year; deliver same to
     Master Servicer not later than the Primary Servicer
     Remittance Date
-------------------------------------------------------------------------------------------------------
     Complete and deliver CMSA Loan Setup File (in the form       X                     X
     and containing the information called for by the
     version of such report in effect at the time under the
     reporting standards of the CMS) for Mortgage Loans in
     accordance with Pooling and Servicing Agreement
-------------------------------------------------------------------------------------------------------
     Complete CMSA Loan Periodic Update File (in the form                     X
     and containing the information called for by the
     version of such report in effect at the time under the
     reporting standards of the CMSA) for Mortgage Loans
     reflecting information as of the close of business on
     the Determination Date in each month; deliver same to
     Master Servicer not later than the Primary Servicer
     Remittance Date occurring in such month; such report to
     be in addition to the Day One Report
-------------------------------------------------------------------------------------------------------
     Complete CMSA Property File (in the form and containing                  X
     the information called for by the version of such
     report in effect at the time under the reporting
     standards of the CMSA) for Mortgage Loans reflecting
     information as of the close of business on the
     Determination Date in each month; deliver same to
     Master Servicer not later than the Primary Servicer
     Remittance Date occurring in such month
-------------------------------------------------------------------------------------------------------
     Complete CMSA Loan Level Reserve/LOC Report (in the                      X
     form and containing the information called for by the
     version of such report in effect at the time under the
     reporting standards of the CMSA) for Mortgage Loans
     reflecting information as of the close of business on
     the Determination Date in each month; deliver same to
     Master Servicer not later than the Primary Servicer
     Remittance Date occurring in such month
-------------------------------------------------------------------------------------------------------
     Complete CMSA Servicer Watch List (in the form and                       X
     containing the information called for by the version of
     such report in effect at the time under the reporting
     standards of the CMSA) for Mortgage Loans reflecting
     information (including the information required under
     the Pooling and Servicing Agreement) as of the close of
     business on the Determination Date in each month;
     deliver same to Master Servicer not later than the
     Primary Servicer Remittance Date occurring in such
     month
-------------------------------------------------------------------------------------------------------

                                       G-5

-------------------------------------------------------------------------------------------------------
                                                                MASTER     PRIMARY    SPECIAL
                                                               SERVICER   SERVICER   SERVICER   TRUSTEE
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
     Complete all other CMSA reports (in the form and                         X
     containing the information called for by the version of
     each such report in effect at the time under the
     reporting standards of the CMSA), other than the CMSA
     Historical Loan Modification and Corrected Mortgage
     Loan Report, the CMSA Historical Liquidation Report and
     the CMSA REO Status Report, required to be provided by
     the Master Servicer under Section 4.02(b) of the
     Pooling and Servicing Agreement, reflecting information
     as of the close of business on the Determination Date
     in each month; deliver same to Master Servicer not
     later than the Primary Servicer Remittance Date
     occurring in such month
-------------------------------------------------------------------------------------------------------
13.  Property Annual Inspections
-------------------------------------------------------------------------------------------------------
     Conduct site inspection in accordance with requirement                   X
     of Section 3.12 of the Pooling and Servicing Agreement
-------------------------------------------------------------------------------------------------------
     Provide one copy of inspection reports (in a form                        X
     reasonably acceptable to the Master Servicer to the
     Master Servicer within 30 days of inspection
-------------------------------------------------------------------------------------------------------
14.  Preparation of servicing transfer letters                                X
-------------------------------------------------------------------------------------------------------
15.  Preparation of IRS Reporting (1098s and 1099s or other                   X
     tax reporting requirements) and delivery of copies to
     the Master Servicer by January 31st of each year
-------------------------------------------------------------------------------------------------------
16.  Provide Annual Officer's Certificate as to compliance                    X
     to Master Servicer in accordance with Sections 3.17,
     3.19 and 3.20 of this Agreement
-------------------------------------------------------------------------------------------------------
17.  Provide Annual Independent Accountant's Attestation to                   X
     Master Servicer in accordance with Section 3.21 of this
     Agreement
-------------------------------------------------------------------------------------------------------
18.  Compensation
-------------------------------------------------------------------------------------------------------
     Subservicing Fee                                                         X
-------------------------------------------------------------------------------------------------------
     Investment earnings on Primary Servicer Account, to the                  X
     extent provided in Section 3.06 of this Agreement
-------------------------------------------------------------------------------------------------------
     Investment earnings on escrow or reserve accounts not                    X
     payable to Mortgagor
-------------------------------------------------------------------------------------------------------
     Compensation specific on Exhibit H in connection with                    X
     modifications, waivers, consents or amendments.
-------------------------------------------------------------------------------------------------------
     Late charges and default interest to the extent               X
     collected from Mortgagors (offsets advance interest per
     Pooling and Servicing Agreement with remainder to
     Master Servicer)
-------------------------------------------------------------------------------------------------------

                                       G-6

                                    EXHIBIT H

                 CONSENT PROCEDURES AND ADDITIONAL COMPENSATION

     1. With respect to each proposed modification, waiver, consent or amendment under any Mortgage Loan that is immaterial, the Primary Servicer shall obtain the relevant information from the related Mortgagor, analyze the transaction and, if the Primary Servicer (acting in a manner that is consistent with the
Servicing Standard) determines to enter into the transaction, the Primary
Servicer shall execute and deliver the relevant agreement or other instrument and otherwise consummate the transaction. In connection with such immaterial matter, the Primary Servicer shall be entitled to 100% of any consent or similar fee actually collected and otherwise payable to the Master Servicer under the
Pooling and Servicing Agreement.

     2. With respect to each proposed modification, waiver, consent or amendment under any Mortgage Loan that is material, the Primary Servicer (acting in a manner that is consistent with the Servicing Standard) shall obtain the relevant information from the related Mortgagor, analyze the request and, unless the
Primary Servicer determines to disapprove the transaction, deliver to the Master
Servicer a recommendation with an analysis and supporting documentation information (in such form as may be prescribed in the Pooling and Servicing
Agreement or by the Master Servicer); the Master Servicer shall determine whether or not to approve any transaction for which the Primary Servicer has recommended approval and shall be responsible for submitting a recommendation to any Person entitled to approve or review the matter under the Pooling and
Servicing Agreement; and, if the Master Servicer approves the transaction, it shall notify the Primary Servicer and the Primary Servicer shall execute and deliver the relevant agreement or other instrument and otherwise consummate the transaction. In connection with such material matter, the Primary Servicer shall be entitled to 50% of any consent or similar fee actually collected (and the
Master Servicer shall be entitled to the remaining portion (if any) of such consent or similar fee, except to the extent that such remaining portion is payable to a third party under the terms of the Pooling and Servicing
Agreement). The Primary Servicer shall have sole discretion to disapprove a modification, waiver, consent or amendment that is material.

     3. All matters listed below as Material Decisions are hereby deemed to be material. All matters listed below as Immaterial Decisions are hereby deemed to be immaterial. With respect to any matter that is not listed as a Material
Decision or an Immaterial Decision, the Primary Servicer shall notify the Master
Servicer of a preliminary determination of whether the matter is material or immaterial, the Master Servicer shall have five Business Days to disagree with such determination. Unless the Master Servicer disagrees, the matter shall be considered material or immaterial according to the preliminary determination. If the Master Servicer disagrees, the matter shall be considered material or immaterial according to the Master Servicer's determination.

     4. The Primary Servicer shall alone make any determination to grant or withhold approval of any defeasance of the Mortgage Loan in whole or in part, shall process the defeasance and shall be entitled to the entirety of any fees payable by the Mortgagor in connection with such a defeasance.

     5. Notwithstanding Item 1, Item 2 and Item 3 above, with respect to each proposed modification, waiver, consent or amendment under any Mortgage Loan as to which the Special Servicer under the Pooling and Servicing Agreement is entitled to make a determination to approve or disapprove (and/or to make a recommendation to another Person) following receipt of a recommendation from the
Master Servicer, then, for so long as an affiliate of the Primary Servicer constitutes the Special Servicer under the Pooling and Servicing Agreement, the
Primary Servicer shall obtain the relevant information from the related
Mortgagor, analyze the request and, unless the Primary Servicer determines to disapprove the transaction, deliver to the Special Servicer and any other Person that is entitled to review the matter under the Pooling and Servicing Agreement, a recommendation with an analysis and supporting documentation information (in such form as may be prescribed in the Pooling and Servicing Agreement or by the
Special Servicer or such other Person), the Master Servicer shall not have any right or duty to determine whether or not to approve any such transaction (or to engage in any analysis for such purpose) and, if the Special Servicer and each other such Person approves the transaction and the transaction otherwise complies with the terms and limitations set forth in the Pooling and Servicing
Agreement, the Primary Servicer shall execute and deliver the relevant agreement or other instrument, otherwise consummate the transaction and deliver to the
Master Servicer a copy of the closing documents, the recommendation write-up, and any other information

                                       H-1

relating to the transaction or approval requested by the Master Servicer promptly thereafter and the Primary Servicer shall be entitled to 100% of any consent or similar fee actually collected and otherwise payable to the Master
Servicer under the Pooling and Servicing Agreement. With respect to each proposed modification, waiver, consent or amendment under any Mortgage Loan for which the Pooling and Servicing Agreement does not grant action or recommendation authority to the Master Servicer, the Primary Servicer shall promptly forward any information that it receives directly to the appropriate
Persons entitled thereto under the Pooling and Servicing Agreement and also shall not have action or recommendation authority under this Agreement.

     6. For purposes of the foregoing, for material decisions, if the fee chargeable to the Mortgagor in connection with any proposed modification, waiver, consent or amendment is not prescribed in the mortgage loan documents, the Master Servicer shall have the right to consent to the amount of the fee to be charged.

     7. The Primary Servicer shall provide to the Master Servicer, quarterly on the Primary Servicer Remittance Date in January, April, July and October of each year, a report in a form reasonably acceptable to the Master Servicer setting forth the information called for by such form with respect to (i) all immaterial decisions that are pending but have not yet been consummated, and all decisions that are pending but have not yet been consummated under Item 5 above, (ii) all immaterial decisions, and all decisions under Item 5, that have been consummated since the prior such report, (iii) all material matters that were disapproved by the Primary Servicer and (iv) all material matters approved by the Primary
Servicer.

Each of the following Items 1 through 10 shall constitute a "Material Decision"
for purposes of this Agreement:

1. any modification, waiver, consent or amendment under any Mortgage Loan requiring the consent or approval of the Special Servicer or other Person under the Pooling and Servicing Agreement;

2. consent or approval of any waiver of any due-on-sale provision or of any assignment and assumption of the Mortgaged Property;

3. consent or approval of any assignment of direct or indirect ownership interests in the Mortgaged Property or in the Mortgagor not expressly permitted in the mortgage loan documents;

4. consent or approval of any waiver of a due-on-encumbrance provision or of the entering into any additional indebtedness by the Mortgagor;

5. any determination of whether or not to release any condemnation proceeds or proceeds of any casualty insurance policy to the mortgagor or another Person;

6. waiver of any default interest or late payment charge under the Mortgage
Loan;

7. approval of any provisions regarding the establishment, maintenance or termination of any reserve fund, escrow account, letter of credit or other additional collateral;

8. approval of any draw on or release of any letter of credit or other additional collateral under the Mortgage Loan; and

9. any approval of a new, modified, terminated or amended lease for more than
20% of the net rentable area of the property or 10,000 square feet (whichever is less);

Each of the following Items 1 through 4 shall constitute an "Immaterial
Decision" for purposes of this Agreement (provided that such action (x) would not in any way affect a payment term of the Certificates, (y) would not constitute a "significant modification" of the applicable Mortgage Loan pursuant to Treasury Regulations Section 1.860G-2(b) and would not otherwise (i) endanger the status of any portion of the Trust Fund for which a REMIC election has been made as a REMIC or (ii) result in the imposition of a tax of any nature upon all or any portion of the Trust Fund and (z) agreeing to such modification, waiver or amendment would be consistent with the Servicing Standard):

1. waiver of the timing of receipt of financial statements from a Mortgagor;

2. any release of a non-material parcel or other portion of the Mortgaged
Property if the release is expressly permitted under the Mortgage Loan documents;

3. a waiver of a minor covenant default such as fulfillment of notice requirements where the Mortgagor complied with the substance of an obligation and a lender expense was not incurred or advanced (but this shall not be construed to permit a waiver of financial covenants);

                                       H-2

4. the approval of the annual budget for the operation of the Mortgaged
Property; and

5. any approval of a new, modified, terminated or amended lease for less than or equal to 20% of the net rentable area of the property or 10,000 square feet
(whichever is less).

                                       H-3